EXHIBIT 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

May 6, 2016

Commercial Credit Group Inc.

227 West Trade Street,

Suite 1450

Charlotte, North Carolina 28202

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Commercial Credit Group, Inc. (the “Company”) and BMO Capital Markets Corp. and SunTrust Robinson Humphrey, Inc. (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of equipment contracts in conjunction with the proposed offering of CCG Receivables Trust 2016-1 (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On May 3, 2016, representatives of the Company provided us with a computer-generated equipment contract data file and related record layout containing data, as represented to us by the Company, as of the close of business April 30, 2016 with respect to 1,330 equipment contracts (the “Statistical Data File”). At the Company’s instruction, we randomly selected 150 equipment contracts (the “Sample Contracts”) from the Statistical Data File and performed certain comparisons and recomputations for each of the Sample Contracts relating to the equipment contract characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Characteristics

1. Contract number (informational purposes only) 2. Customer name 3. Contract type (lease/loan) 4. Residual value 5. Customer state	6. Payment amount 7. Equipment type 8. Original loan proceeds 9. Contract month of origination

We compared Characteristics 2. and 3. to the corresponding information set forth on or derived from Lease Agreement or Promissory Note (collectively, the “Agreement”); Characteristic 4. to the Purchase Option Addendum; Characteristic 5. to the Security Agreement; Characteristic 6. to the Amortization Schedule; and Characteristics 7. through 9. to the Booking Worksheet.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 5., for the Sample Contract indicated in Appendix A, we noted a difference with respect to the customer state set forth on the Statistical Data File when compared to the customer state set forth on the Security Agreement. For this Sample Contract, we were instructed to perform an additional procedure and compare the customer state set forth on the Statistical Data File to the customer state set forth on a system screen shot from the Company’s servicing system (the “Servicing System Screen Shot”). Such comparison was found to be “in agreement;” and

•	with respect to our comparison of Characteristic 7., for those Sample Contracts comprised of multiple pieces of equipment (as determined from the Booking Worksheet), an equipment type of (i) “Trailer – Dump” (as set forth on the Statistical Data File) is noted to be in agreement with “Tractor – Day Cab” (as set forth on the Booking Worksheet); (ii) “Bulk Waste” (as set forth on the Statistical Data File) is noted to be in agreement with “Forklift” as set forth on the (Booking Worksheet); (iii) “Front-End Loaders” (as set forth on the Statistical Data File) is noted to be in agreement with “Excavation” (as set forth on the Booking Worksheet); (iv) “Dump Truck – General” (as set forth on the Statistical Data File) is noted to be in agreement with “Truck – Vacuum” (as set forth on the Booking Worksheet); (v) “Trailer – Reft”, “Vehicle – Other,” and “Trailer – Dry Van” (as set forth on the Statistical Data File) is noted to be in agreement with “Tractor – Over Road” (as set forth on the Booking Worksheet) and (vi) “53 – Trailer – Flatbed” (as set forth on the Statistical Data File) is noted to be in agreement with “Tractor Day Cab” (as set forth on the Booking Worksheet). Further, for such Sample Contracts, we observed that the equipment type set forth on the Statistical Data File is included as one of the equipment types listed on the Booking Worksheet.

The equipment contract documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Contract Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Contract Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Contract Documents. In addition, we make no representations as to whether the Contract Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Contract Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the equipment contracts underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the equipment contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Statistical Data File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 6, 2016.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 5. for the following Sample Contract:

110311102

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.